        Exhibit 10.72

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 1, 2007 (this "Agreement"), is made by and between STRATUS SERVICES GROUP, INC., a Delaware corporation (the "Company"), and Thurston J. Hartford. (the "Holder").

W I T N E S S E T H:

WHEREAS, the Company has issued to Holder 2,000,000 shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Shares"); and

WHEREAS, the Company has agreed to provide certain piggyback registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.	Definitions.

(a)	As used in this Agreement, the following terms shall have the following meanings:

(i)
"Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(ii)
“Potential Material Event” means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

(iii)	"Registrable Securities" means the Shares.

(iv)	"Registration Statement" means a registration statement of the Company under the Securities Act.

(b)	Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.	Piggyback Registration Rights.

(a)
Grant of Rights.  If the Company at any time proposes to file a Registration Statement (other than upon Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "SEC" or the “Commission”) relating to the Company’s Common Stock, the Company shall give the Holder prompt written notice thereof.  If requested by the Holder in writing within 15 days receipt of any such notice, the Company shall, at the Company’s sole expense (other than the fees and disbursements of counsel for such holder and the underwriting discounts and commissions, if any, payable in respect of the shares of Common Stock to be sold by such holder), include in such registration the Shares.

(b)
Underwriter Cutbacks.  If the registration relates to an underwritten public offering and the good faith judgment of the managing underwriter the inclusion of all of the Registrable Securities requested to be registered under this Section 2 would adversely affect the marketing of the shares for which the registration statement was to be filed, the number of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares requested to be registered) among the Holder and, subject to any registration rights existing as of the date of this Agreement, any other holders of Common Stock requesting registration.  If the Registrable Securities are to be distributed through such underwriting the Holder shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

3.	Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

(a)
The Company shall keep effective the registration or qualification contemplated by Section 2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holder to complete the offer and sale of the Registrable Securities covered thereby or, in the case of an underwritten offering, until such time as the offering has been terminated.  The Company shall in no event be required to keep any such registration or qualification in effect after the Registrable Securities can be sold without restriction.

(b)
The Company shall permit a single firm of counsel designated by the Buyer to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

(c)
Furnish to Holder and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder;

(d)
As promptly as practicable after becoming aware of such event, notify Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to Holder as Holder may reasonably request;

(e)
As promptly as practicable after becoming aware of such event, notify Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(f)
Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event, the Holder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event;

(g)
Notwithstanding anything to the contrary herein, the Company shall not be required to register the Registrable Securities if counsel for the Company delivers an opinion to the holders that the proposed sale of Registrable Securities may be effected in its entirety within any 90 day period without registration and without any further holding period pursuant to Rule 144 under the Securities Act of 1933, as amended.

4.	Obligations of the Holder. In connection with the registration of the Registrable Securities, the Holder shall have the following obligations:

(a)
It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Holder of the information the Company requires from the Holder (the "Requested Information") if the Holder elects to have any of such Holder’s Registrable Securities included in the Registration Statement.

(b)
Holder by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless Holder has notified the Company in writing of the Holder’s election to exclude all of such Holder’s Registrable Securities from the Registration Statement; and

(c)
Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(f), above, the Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or 3(f) and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.
Expenses of Registration.  All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

6.	Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)
To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the directors, if any, of the Holder, the officers, if any, of the Holder, each person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") (each, an "Indemnified Person" or “Indemnified Party”), against any losses, claims, damages, liabilities or expenses (joint or several) (including reasonable attorneys fees) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").  Subject to clause (b) of this Section 6, the Company shall reimburse the Holder, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (II) be available to the extent such Claim is based on a failure of the Holder to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  The Holder will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Holder, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 8;

(b)
Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be.  In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion.  The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.
Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.
Assignment of the Registration Rights.  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holder to any transferee of the Registrable Securities (or all or any portion of the Warrant which is exercisable for such securities) only if:  (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.  In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

9.
Amendment of Registration Rights.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

10.	Miscellaneous.

(a)
Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, Stratus Services Group, Inc., 149 Avenue at the Common, Suite 4, Shrewsbury, New Jersey 07702, Attention:  Michael A. Maltzman, Telecopier No.: (732) 294-1133; with a copy to Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, P.O. Box 190, Middletown, New Jersey 07748, Attention: Philip D. Forlenza, Esq., Telecopier No.: (732) 224-6599; (ii) if to the Holder, at: ________________________________ or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

(b)	Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(c)
This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey.  Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New Jersey or the state courts of the State of New Jersey in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.  A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.  This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.  This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(d)
This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(e)	Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(f)	All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(g)	The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(h)
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)	Neither party shall be liable for consequential damages.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRATUS SERVICES GROUP, INC.

By: /s/ Joseph J. Raymond
Name: Joseph J. Raymond
Title: President and Chief Executive Officer

/s/ Thurston J. Hartford
Thurston J. Hartford